EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Revolutions Medical Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rondald L. Wheet, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the period ending September 30, 2009, fully complies with thE requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the period ending September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations oF Revolutions Medical Corporation.

Date: March 10, 2010	By:	/s/ Rondald L. Wheet
Rondald L. Wheet
Chief Executive Officer Revolutions Medical Corporation